UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                    20549





                                  FORM 8-K/A



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        Date of Report: April 10, 1997


                      INVESTORS FIRST-STAGED EQUITY L.P.
            (Exact name of registrant as specified in its charter)


              DELAWARE                0-14470                36-3310965
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)

                          630 Dundee Road, Suite 220
                           Northbrook, Illinois 60062
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code (847) 714-9600




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         INVESTORS FIRST-STAGED EQUITY L.P.


                         By:  VMS Realty Investment II,
                              General Partner


                         By:  JAS Realty Corporation



Date: August 14, 1997         By:   /s/Joel A. Stone
                                    Joel A. Stone
                                    President


Date: August 14, 1997         By:   /s/ Thomas A. Gatti
                                    Thomas A. Gatti
                                    Senior Vice President and
                                    Principal Accounting Officer




                                 Exhibit Index



Exhibit

10D       Contracts related to sale of buildings and land at Serramonte
          Plaza:

            a) CONTRACT OF SALE executed August 28, 1996, made and entered into by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            b) FIRST AMENDMENT TO CONTRACT OF SALE entered into effective as of
               September 27, 1996, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            c) SECOND AMENDMENT TO CONTRACT OF SALE entered into effective as of
               October 7, 1996, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            d) THIRD AMENDMENT TO CONTRACT OF SALE entered into effective as of
               October 14, 1996, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            e) FOURTH AMENDMENT TO CONTRACT OF SALE entered into effective as of
               November 1996, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            f) FIFTH AMENDMENT TO CONTRACT OF SALE entered into effective as of
               January 1997, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            g) SIXTH AMENDMENT TO CONTRACT OF SALE entered into effective as of
               March 20, 1997, by and between Serramonte Plaza, a California limited partnership, and Daly City Partners, LLC, a California limited liability company.

            h) ASSIGNMENT AND ASSUMPTION OF LEASES.

            i) BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT.